UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

United Fire & Casualty Company
(Exact name of registrant as specified in its charter)

Iowa	001-34257	42-0644327
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 1, 2010, United Fire & Casualty Company (“United Fire”) furnished a Form 8-K under Item 1.01 to which it attached as Exhibit 10.1 the Form of Shareholder Support Agreement entered into by certain shareholders of Mercer Insurance Group, Inc. and United Fire. United Fire is filing this Amendment No. 1 to Form 8-K to add Edward Paoletti (Vice President of Underwriting, West Coast) and Raymond E. Dudonis (Vice President of Underwriting, East Coast) to the list of individuals that have entered into a Shareholder Support Agreement with United Fire contained in the description of Exhibit 10.1 to the Form 8-K furnished by United Fire on December 1, 2010.

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company

(Registrant)

/s/ Randy A. Ramlo

Randy A. Ramlo, Chief Executive Officer
Date: December 9, 2010